NEW CONSULTANT ACCUMULATOR VARIABLE UNIVERSAL LIFE

Issued by

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

Through

WILTON REASSURANCE LIFE CO OF NEW YORK

VARIABLE LIFE SEPARATE ACCOUNT A

Supplement dated May 7, 2024

to the

Updating Summary Prospectus dated May 1, 2024

The Appendix is updated as follows:

Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Returns (as of 12/31/23)
			1 year	5 year	10 year
Seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.	Fidelity® VIP Asset Manager Portfolio - Initial Class Fidelity Management & Research Company (FMR) (Subadviser FMR UK, FMR HK and FMR Japan)	0.53	12.94%	7.48%	5.40%
Seeks long-term capital appreciation.	Fidelity® VIP ContrafundSM Portfolio - Initial Class Fidelity Management & Research Company (FMR) (Subadviser FMR UK, FMR HK and FMR Japan)	0.56	33.45%	16.65%	11.61%
Seeks reasonable Income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.	Fidelity® VIP Equity-Income PortfolioSM - Initial Class Fidelity Management & Research Company (FMR) (Subadviser FMR UK, FMR HK and FMR Japan)	0.47	10.65%	12.30%	8.58%
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity® VIP Government Money Market Portfolio - Initial Class Fidelity Management & Research Company (FMR) (Subadviser FMR UK, FMR HK and FMR Japan)	0.27	4.89%	1.72%	1.11%
Seeks to achieve capital appreciation.	Fidelity® VIP Growth Portfolio - Initial Class Fidelity Management & Research Company (FMR) (Subadviser FMR UK, FMR HK and FMR Japan)	0.58	36.24%	19.64%	14.80%

Seeks as high a level of current income as is consistent with the preservation of capital.	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class Fidelity Management & Research Company (FMR) (Subadviser FMR UK, FMR HK and FMR Japan)	0.38	6.20%	1.97%	2.33%
Seeks long-term growth of capital.	Fidelity® VIP Overseas Portfolio - Initial Class Fidelity Management & Research Company (FMR) (Subadviser FMR UK, FMR HK, FMR Japan, FIA (UK) and FIJ)	0.73	20.55%	9.99%	4.91%
Long-term capital growth. Income is a secondary objective.	T. Rowe Price Blue Chip Growth Portfolio – I T. Rowe Price Associates, Inc.	0.75*	49.29%	13.50%	12.31%
Seeks a high level of dividend income and long-term capital growth primarily through investment in stocks.	T. Rowe Price Equity Income Portfolio – I T. Rowe Price Associates, Inc.	0.74	9.54%	11.20%	7.84%
Seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.	VanEck VIP Emerging Markets Fund - Initial Class Van Eck Associates Corporation	1.26	9.77%	2.30%	1.05%
Seeks long-term capital appreciation by investing primarily in global resource securities. Income is a secondary consideration.	VanEck VIP Global Resources Fund - Initial Class Van Eck Associates Corporation	1.12	-3.58%	10.61%	-1.01%

This Supplement amends the above referenced Updating Summary Prospectus offered by Wilton Reassurance Life Company of New York. Please keep this Supplement for future reference together with your Updating Summary Prospectus. All capitalized terms have the same meaning as those included in the Updating Summary Prospectus.